UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

WisdomTree Investments, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-10932

Delaware	13-3487784
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

380 Madison Avenue

21st Floor

New York, NY 10017

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November, 8, 2012 WisdomTree Investments, Inc. issued a press release announcing that Research Affiliates, LLC will withdraw its patent infringement lawsuit brought in the United States District Court for the Central District of California. As part of the settlement, all claims and counterclaims will be dismissed with prejudice between Research Affiliates, WisdomTree Investments, Inc., its subsidiaries, WisdomTree Asset Management, Inc. and WisdomTree Retirements Services, Inc., the WisdomTree Trust, as well as Mellon Capital Management Corp. and ALPS Distributors, Inc. The settlement agreement resolves all matters pertaining to the lawsuit.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1 Press Release, Dated November 8, 2012 announcing withdrawal of patent infringement lawsuit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree Investments, Inc.
Date: November 8, 2012
	By:	/s/ Peter M. Ziemba
Peter M. Ziemba
Executive Vice President—Business and Legal Affairs, Chief Legal Officer